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                          SERVICING CERTIFICATE                                                                              PAGE 5
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MLCC MORTGAGE INVESTORS, INC.
SENIOR/SUBORDINATE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996B          Current Collection Period:  01-Sep-96 to 30-Sep-96
                                                                             P & S Agreement Date:                         01-Jun-96
PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                                       Current
                                                                                                           ---------------
CLASS A CERTIFICATES, SERIES 1996B    LIBOR + 0.40%         5.90000%         Original Closing Date:           27-Jun-96
CLASS B CERTIFICATES, SERIES 1996B    LIBOR + 1.25%         6.75000%         DISTRIBUTION DATE:               15-OCT-96
                                                                             Days in Accrual Period                  30
                     Weighted Avg Mtg Rate (WAC)            7.45227%
LIBOR   5.50000%     Weighted Avg Net Mtg Rate (Alt. Rate)  7.07227%
-----------------------------------------------------------------------------------------------------------------------------
 1      Beginning Pool Principal Balance                                                                      475,833,368.18
 2      Beginning Pool Balance Factor                                                                             97.726057%
   --------------------------------------------------------------------------------------------------------------------------

 3      Beginning Class A Principal Balance                                                                   464,877,998.18
 4      Beginning Class B Principal Balance                                                                    10,955,370.00
   --------------------------------------------------------------------------------------------------------------------------

 5      Aggregate of all Monthly Principal Payments                                             (P&S 5.08i)             0.00
 6      Aggregate of all Principal Prepayments Received                                         (P&S 5.08i)     5,633,805.13
 7      Aggregate of any Net Liquidation Proceeds Received                                    (P&S 5.08iii)             0.00
 8      Aggregate of any Insurance Proceeds Received                                           (P&S 5.08iv)             0.00
 9      Aggregate of any Awards or Settlements From
           Condemnation Proceedings                                                             (P&S 5.08v)             0.00
10      Aggregate of any Proceeds From Repurchased
           Mortgage Loans                                                                      (P&S 5.08vi)       735,500.00
11      Aggregate of any Revenues From Fidelity Bond or Mortgage Interest
           Insurance Policy                                                                   (P&S 5.08vii)             0.00
12      Aggregate of any Revenues From Foreclosure or Deed
           Net of any Advances                                                               (P&S 5.08viii)             0.00
13      Current Principal Advances                                                                                      0.00
14      Current Servicer Principal Reimbursements                                                                       0.00
15      Total Principal Available For Distribution (5+6+7+8+9+10+11+12+13-14)                                   6,369,305.13
16      Unrecovered Principal Amounts (Liquidation Loss)                                                                0.00
17      Aggregate of all Interest Payments Received                                            (P&S 5.08ii)     2,747,080.10
18      Current Servicing Fee                                                                  (P&S 5.08ii)        79,776.60
19      Monthly Interest Advance (Recovery) based on Delinquent Accounts                      (P&S 6.02vii)       207,951.58
19 i.   Current Servicer Interest Advance (Recovery)                                                              207,951.58
20      Scheduled Formula Principal Distribution Amount (5+13-14)                                                       0.00
21      Unscheduled Formula Principal Distribution Amount (6+7+8+9+10+11+12)                                    6,369,305.13
22      Total Interest Available For Distribution (17-18+19i)                                                   2,875,255.08
23      Total Funds Available For Distribution (15+22)                                                          9,244,560.21
        ---------------------------------------------------------------------------------------------------------------------
24      Formula Principal Distribution Amount  (Lines 20 + 21)                                                  6,369,305.13
        ---------------------------------------------------------------------------------------------------------------------
                                                                                 WATERFALL
25 i.   Class A Percentage  (Beg. Class A prin bal / Beg. pool prin bal.)                      (P&S 6.02i)            97.70%
   ii.  Class A Percentage  x  Scheduled Formula Principal Distribution
           Amount (Line 20)                                                                                             0.00
   iii. Class A Prepayment Percentage                                                                                100.00%
   iv.  Class A Prepayment Percentage  x  Unscheduled Formula Principal
           Distribution Amount                                                                                  6,369,305.13
   v.   Class A Total Distribution Allocable to Principal                            2                          6,369,305.13
   vi.  Class A Recovered Principal Amount                                                                              0.00
   vii  Class A Unrecovered Principal Amount                                         7                                  0.00
26 i.   Class A Total Distribution Allocable to Interest                             1
           (min of: 26ii. or 23)                                                               (P&S 6.02ii)     2,285,650.16
   ii.  Class A Interest Formula Distribution Amount
           (26iii. + 26iv.)                                                                    (P&S 6.02ii)     2,285,650.16
   iii. Class A Current Interest  (pass-through rate x A's upb)                                (P&S 6.02ii)     2,285,650.16
   iv.  Class A Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                       (P&S 6.02iii)             0.00
   v.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                       (P&S 6.02iii)             0.00
   vi.  Class A Unpaid Interest Shortfall included in 26i.
           (when 26iii. greater than 0: min of 26i. and 26iv.)                                (P&S 6.02iii)             0.00
   viii.Class A Interest Shortfall (26ii. - 26i.)                                             (P&S 6.02iii)             0.00
   --------------------------------------------------------------------------------------------------------------------------

27 i    Current Certificate Insurance Premium                                        3                             51,548.61
   ii.  Reimbursement Amount                                                         4         (P&S 6.02vi)             0.00
   iii. Total Amount to Certificate Insurer                                                                        51,548.61
   --------------------------------------------------------------------------------------------------------------------------

28 i    Subordinated Percentage                                                                 (P&S 6.02i)            2.30%
   ii   Subordinated Percentage of Scheduled Formula Principal Distribution
           Amount                                                                                                       0.00
   iii. Subordinated Prepayment Percentage                                                                             0.00%
   iv.  Subordinated Prepayment Percentage of Unscheduled Formula Principal
           Distribution Amount                                                                                          0.00
   v.   Class B Total Distribution Allocable to Principal                            8                                  0.00
   vi.  Class B Recovered Loss Amount                                                9                                  0.00
   vii  Class B Unrecovered Loss Amount                                                                                 0.00
29 i    Class B Total Distribution Allocable to Interest                             6         (P&S 6.02ii)        61,623.96
   ii.  Class B Interest Formula Distribution Amount
           (29iii.  +  29iv.)                                                                  (P&S 6.02ii)        61,623.96
   iii. Class B Current Interest (pass-through rate x B's upb)                                (P&S 6.02iii)        61,623.96
   iv.  Class B Unpaid Interest Shortfall  (Class A's interest s/f from
           preceding distribution date)                                                       (P&S 6.02iii)             0.00
   v.   Class A Unpaid Interest Shortfall  (Class A's interest s/f from preceding distribution date)
   vi.  Class A Unpaid Interest Shortfall included in 26i.
           (when 29iii. greater than 0: min of 29i. and 29iv.)                                                          0.00
   viii.Class A Interest Shortfall  (29ii. - 29i.)                                                                      0.00
   --------------------------------------------------------------------------------------------------------------------------
30 i.   Cumulative Master Servicer Advanced Interest                                            (P&S 6.02v)     1,645,202.95
   ii.  Cumulative Master Servicer Advanced Principal                                                                   0.00
   --------------------------------------------------------------------------------------------------------------------------

31 i.   Beginning Reserve Fund Balance                                                           (P&S 6.06)       250,000.00
   ii.  Current Reserve Fund Deposit                                                 5                                  0.00
   iii  Current Reserve Fund Advances                                                                                   0.00
   iv.  Ending Reserve Fund Balance (required amount = $250,000)                                                  250,000.00
   --------------------------------------------------------------------------------------------------------------------------

32 i.   Available Excess Interest                                                                                 476,432.35
   ii.  Distribution Account Shortfall                                                        (P&S 6.02xvi)             0.00
   iii  Class R Distribution Amount For Such Distribution Date                      10                            476,432.35
   --------------------------------------------------------------------------------------------------------------------------

33 i.   Ending Pool Principal Balance                                                         (P&S 6.02vii)   469,464,063.05
   ii.  Ending Pool Balance Factor                                                                                96.417937%
   --------------------------------------------------------------------------------------------------------------------------

34      Ending Class A Principal Balance                                                                      458,508,693.05
35      Ending Class B Principal Balance                                                                       10,955,370.00
   ==========================================================================================================================
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                     STATEMENT TO CERTIFICATEHOLDERS                                                                     PAGE 6
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MLCC MORTGAGE INVESTORS, INC.
SENIOR/SUBORDINATE MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 1996B          Current Collection Period:  01-Sep-96 to 30-Sep-96

PASS-THROUGH RATES CURRENT DISTRIBUTION:                                                LIBOR=      5.5000%
CLASS A CERTIFICATES, SERIES 1996B    LIBOR + 0.40%         5.90000%         Original Closing Date:           27-Jun-96
CLASS B CERTIFICATES, SERIES 1996B    LIBOR + 1.25%         6.75000%         DISTRIBUTION DATE:               15-OCT-96

                     Weighted Avg Net Mtg Rate (Alt. Rate)  7.07227%
-----------------------------------------------------------------------------------------------------------------------------
     1 i.   Class A Total Distribution Allocable to Principal                                                13.382300
       ii.  Class A Percentage  x  Scheduled Formula Principal Distribution Amount
               (Line 20)                                                                                      0.000000
       iii. Class A Prepayment Percentage  x  Unscheduled Formula Principal
               Distribution Amount                                                                           13.382300
       iv   Class A Recovered Principal Amount                                                                0.000000
       v    Class A Unrecovered Principal Amount                                                              0.000000
     2 i.   Class A Total Distribution Allocable to Interest
               (min of: 26ii. or 23)                                                                          4.802291
       ii.  Class A Unpaid Interest Shortfall  (Class A's interest s/f from
               preceding distribution date)                                                                   4.802291
       iii. Class A Unpaid Interest Shortfall included in 26i.
               (when 26iii. greater than 0: min of 26i. and 26iv.)                                            0.000000
       iv   Class A Unpaid Interest Shortfall  (Class A's interest s/f from
               preceding distribution date)                                                                   0.000000
            -----------------------------------------------------------------------------------------------------------

     3 i.   Class B Total Distribution Allocable to Principal                                                 0.000000
       ii.  Subordinated Percentage of Scheduled Formula Principal
               Distribution Amount                                                                            0.000000
       iii. Subordinated Prepayment Percentage of Unscheduled Formula Principal
               Distribution Amount                                                                            0.000000
       iv   Class B Recovered Loss Amount                                                                     0.000000
       v    Class B Unrecovered Loss Amount                                                                   0.000000
     4 i.   Class B Total Distribution Allocable to Interest                                                  5.625000
       ii.  Class B Interest Formula Distribution Amount
               (29iii.  +  29iv.)                                                                             5.625000
       iii. Class B Current Interest (pass-through rate x B's upb)                                            5.625000
       iv   Class B Unpaid Interest Shortfall  (Class A's interest s/f from
               preceding distribution date)                                                                   0.000000
            -----------------------------------------------------------------------------------------------------------

     5      Ending Pool Principal Balance                                                               469,464,063.05
     6      Ending Pool Balance Factor                                                                      96.417937%
     7      Ending Class A Principal Balance                                                            458,508,693.05
     8      Ending Class B Principal Balance                                                             10,955,370.00
            -----------------------------------------------------------------------------------------------------------

     9 i.   Current Master Servicer Advanced (Recovered) Interest                                           207,951.58
       ii.  Current Master Servicer Advanced (Recovered) Principal                                                0.00
       iii. Current Trustee Advanced Interest                                                                     0.00
       iv   Current Trustee Advanced Principal                                                                    0.00
       v    Additional Servicing Compensation                                         (P&S 6.02ix)                0.00
       vi   Amount of Servicing Advances Paid by Master Servicer                      (P&S 6.02 x)                0.00
       vii  Formula Principal Amount & Unrecovered Principal Amounts                  (P&S 6.02iv)                0.00
       viii Amount of Delinquencies of Mortgage Loans                                                        63,448.89
       ix   CLASS A ALT. RATE FOR NEXT DISTRIBUTION DATE:     15-OCT-96                                       0.00000%
       x    CLASS B ALT. RATE FOR NEXT DISTRIBUTION DATE:     15-OCT-96                                       0.00000%
            -----------------------------------------------------------------------------------------------------------

    10 i    Number of Mortgage Loans 30 to 59 Days Delinquent                                                       20
       ii   Aggregate Principal Balances of Mortgage Loans 30
               to 59 Days Delinquent                                                                      5,727,980.31
    11 i    Number of Mortgage Loans 60 to 89 Days Delinquent                                                        2
       ii   Aggregate Principal Balances of Mortgage Loans 60
               to 89 Days Delinquent                                                                      1,184,527.98
    12 i    Number of Mortgage Loans 90 or More Days Delinquent                                                      1
       ii   Aggregate Principal Balances of Mortgage Loans 90
               or More Days Delinquent                                                                      700,000.00
    13 i    Number of Mortgage Loans in Foreclosure                                                                  0
       ii   Aggregate Principal Balances of Mortgage Loans in
               Foreclosure                                                                                        0.00
    14      Book Value of Real Estate Acquired Through
               Foreclosure or Grant of a Deed                                                                     0.00
    15      Aggregate Net Liquidation Losses from Liquidated
               Mortgage Loans                                                       (P&S 6.02xiii)                0.00
            ===========================================================================================================
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